UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) January 31, 2005


                             MCLEODUSA INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                (State or Other Jurisdiction of Incorporation)


        0-20763                                          42-1407240
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(Commission File Number)                       (IRS Employer Identification No.)


McLeodUSA Technology Park
4200 C. Street SW, P.O. Box 3177
Cedar Rapids, IA                                          52406-3177
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (319) 364-0000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 31, 2005, McLeodUSA Telecommunications Services, Inc., a subsidiary of McLeodUSA Incorporated (together with certain consolidated entities, "McLeodUSA"), entered into a Master Services Agreement (the "Agreement") with Qwest Corporation ("Qwest") under which Qwest will provide, on request, local switching and transport services to McLeodUSA on a commercial, non-regulated basis across Qwest's 14-state incumbent local exchange carrier ("ILEC") service territory. These services previously have been available to McLeodUSA at regulated prices as unbundled network elements. The term of the Agreement runs through July 31, 2008. The Agreement provides McLeodUSA continued access to certain local switching and transport services (currently known as "UNE-P") that will no longer be available on a price-regulated basis for sale to new customers following the entry into force of new FCC-mandated unbundling rules, expected to occur late in the first quarter or early in the second quarter 2005. The services being provided under the Agreement will be used to supplement services provided by McLeodUSA to its customers using its own facilities-based network infrastructure.

In addition to the Agreement, McLeodUSA also maintains Interconnection Agreements with Qwest for each state in which Qwest is the ILEC. McLeodUSA also sells to and purchases from Qwest various other telecommunications services on a wholesale basis.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MCLEODUSA INCORPORATED


Dated: February 4, 2005                  By: /s/ G. Kenneth Burckhardt
                                             -----------------------------------
                                             Name:  G. Kenneth Burckhardt
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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